EXHIBIT 99.1

                                                                    LOGO
                                                                    DEARBORN
                                                                    CAPITAL
                           GRANT PARK FUTURES FUND, LP              MANAGEMENT
                              Monthly Flash Report
                           February 29, 2004 Estimate

DESCRIPTION
Grant Park Futures Fund, LP is a single strategy, multi-advisor futures fund formed in 1989 and is managed by Dearborn Capital Management, LLC. Grant Park employs the services of FOUR separate outside portfolio managers including Rabar Market Research, EMC Capital Management, Eckhardt Trading Company and Graham Capital Management. These managers are all systematic trend followers, employing a blend of systems ranging from short to long-term in duration.

                            HISTORICAL PERFORMANCE**

                                                                                                                 A Unit   B Unit(1)
         Jan      Feb      Mar     Apr      May      Jun      Jul      Aug      Sep      Oct     Nov      Dec      YTD      YTD

1989    0.97%   (3.29%)  17.34%  (9.51%)  26.07%   (3.31)    0.70%  (21.72%)  (1.68%) (18.43%)  5.37%   29.00%     8.61     7.73%
1990    5.20%    6.32%   22.20%  31.10%  (15.80%)  14.00%   16.03%   22.83%   14.76%    5.49%   2.83%   (2.65%)  197.04%  194.60%
1991  (12.36%) (13.31%)   1.75%  (6.52%)  (1.90%)   3.93%  (10.99%)  (1.85%)   6.76%    0.12%  (0.21%)  35.80%    (6.77%)  (7.52%)
1992  (15.23%)  (5.32%)  (2.32%) (4.13%)  (2.34%)   8.33%   16.34%    7.34%  (11.40%)  (0.72%)  2.41    (5.55%)  (15.50%) (16.18%)
1993    2.38%   18.13%    1.57%  15.69%    2.30%   (2.34%)  20.56%    0.16%   (3.99%)  (5.39%)  4.57%   13.15%    84.25%   82.76%
1994  (13.74%)  (9.39%)  23.25%   2.31%   14.29%   14.25%   (5.96%)  (6.26%)   2.76%   (7.54%) 15.50%   (0.17%)   24.30%   23.30%
1995  (10.69%)  16.37%   20.67%  10.88%   14.93%   (1.82%) (14.36%) (11.29%) (10.54%)  (5.40%)  2.77%   18.69%    23.04%   22.04%
1996   (1.09%) (13.59%)  (1.34%)  4.97%   (4.35%)   2.32%   (1.48%)  (2.53%)   3.81    14.82%   7.80%   (6.99%)   (0.59%)  (1.39%)
1997    6.82%    7.61     1.06%  (8.45%)  (0.91%)   0.34%   15.73%   (8.17%)   2.92%   (5.18%)  0.81     6.10%    17.31    16.37%
1998    1.96%    2.62%   (1.08%) (7.46%)   3.13%   (0.37%)  (0.30%)  24.62%    6.23%   (4.64%) (3.21%)   2.09%    22.40%   21.41
1999   (2.02%)   7.95%   (5.18%)  2.92%   (5.51%)   0.22%   (2.68%)  (1.16%)   1.54%   (8.65%)  2.10%    3.05%    (8.24%)  (8.97%)
2000   (1.12%)   0.69%   (1.70%) (3.84%)   1.80%   (3.51%)  (1.60%)   4.36%   (2.30%)   0.80%   8.91     9.00%    10.97%   10.08%
2001    1.86%    0.53%    6.63%  (4.51%)  (0.47%)  (2.66%)   0.12%    2.88%    3.69%    5.30%  (7.80%)   2.14%     7.00%    6.14%
2002   (0.87%)  (5.95%)   2.26%  (3.07%)   5.17%   10.07%    6.63%    1.57%    2.87%   (6.04%) (2.53%)   5.58%    15.25%   14.32%
2003    2.72%    5.77%   (7.47%)  2.57%    9.68%   (1.26%)  (0.49%)   0.12%**  0.06%    2.45%  (0.98%)   5.93%    20.03%   19.11%(1)
2004    0.31%    7.30%*                                                                                            7.78%*   7.63%*

--------------------------

1 FROM JANUARY 1989 THROUGH JULY 2003 PROFORMA B UNIT DATA IS REFLECTED IN YTD
  CALCULATIONS. ACTUAL B UNIT PERFORMANCE REFLECTED FROM 8/1/03.
**Actual Class A Unit net monthly returns are reflected from January, 1989 through July, 2003. Actual Class B Unit net monthly returns are reflected from August, 2003 (inception of trading for B Units) forward. Most new investors will invest in Class B Units, which carry an additional 0.80% in fees and expenses over A Units.

                                                 *Estimated as of March 1, 2004

MONTHLY COMMENTARY: February's positive performance was largely attributable to gains in three sectors; grains, base metals and currencies. The continued fall in the U.S. dollar along with continued tight supplies are fundamentally driving commodity prices to new highs. Large profits were generated in long soybean and soybean oil positions as concerns over the size of the Brazilian crop put a firm bid into these markets. Soybean prices reached levels not seen since May of 1997. Additionally, large profits were posted in long positions in copper as prices reached 8-year highs. Tight supplies coupled with the prospect of further economic growth in the U.S. and China contributed to the rally. Finally, long positions in foreign currencies made gains as the U.S. dollar fell sharply mid-month following statements made by Greenspan indicating the Fed isn't averse to seeing the dollar weaken even further.

                                    THE RISKS

O  PERFORMANCE CAN BE VOLATILE AND YOU      O  GRANT PARK PAYS SUBSTANTIAL FEES
   COULD LOSE ALL OR SUBSTANTIALLY ALL         AND EXPENSES, INCLUDING FEES TO
   OF YOUR INVESTMENT IN GRANT PARK            ITS TRADING ADVISORS, WHICH MUST
   FUTURES FUND.                               BE OFFSET BY TRADING PROFITS AND
                                               INTEREST INCOME.
O   NO SECONDARY MARKET EXISTS FOR THE      O  THE FUND INVESTS IN FOREIGN
    FUND.  ADDITIONALLY, REDEMPTIONS ARE       SECURITIES, WHICH ARE SUBJECT TO
    LIMITED AND MAY RESULT IN EARLY            SPECIAL RISKS SUCH AS CURRENCY
    REDEMPTION FEES.                           FLUCTUATIONS, DIFFERENT FINANCIAL
                                               AND REGULATORY STANDARDS, AND
O   COMMODITY FUTURES TRADING MAY BE           POLITICAL INSTABILITY.
    ILLIQUID.

O   AN INVESTMENT IN GRANT PARK IS          O  THE STRUCTURE AND OPERATION OF
    SPECULATIVE AND LEVERAGED; AS A            GRANT PARK INVOLVE SEVERAL
    RESULT OF THIS LEVERAGE, THE VELOCITY      CONFLICTS OF INTEREST.
    OF POTENTIAL LOSSES MAY ACCELERATE
    AND CAUSE YOU TO INCUR SIGNIFICANT
    LOSSES.

              ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES
 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES
           A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS
              THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR
                       SALE, OFFERING BY PROSPECTUS ONLY.

   THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE
  OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS MUST BE
             MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

                                                 (312) 756-4450 o (800) 217-7955
                                                            o FAX (312) 756-4452
Dearborn Capital Management, LLC             Performance Hotline: (866) 516-1574
550 West Jackson Blvd,                         website: www.dearborncapital.com
Suite 1300, Chicago, IL 60661                  e-mail: funds@dearborncapital.com

                           GRANT PARK FUTURES FUND, LP
                              Monthly Flash Report
                           February 29, 2004 Estimate

                   STATISTICS SINCE INCEPTION - CLASS A UNITS
           SINCE INCEPTION (JANUARY 1, 1989) THROUGH FEBRUARY 29, 2004

Total Fund Assets (A and                                                           Worst Drawdown Last 5 Years
B):                          $118.4M    3 Yr. Comp. Ann. ROR:            15.92%    (3/99-7/00):                        -21.09%

12 Month Return:             19.07%     5 Yr. Comp. Ann. ROR:             8.96%    Average 1-Month Gain:                 7.76%

36 Month Cumulative
Return:                      55.78%     10 Yr. Comp. Ann. ROR:           16.33%    Average 1-Month Loss:                -5.42%

60 Month Cumulative
Return:                      53.59%     Average 12-Month Return:         25.80%    # of Winning Months                    102

Compounded Annual ROR:       20.35%     Worst Drawdown (6/89-10/89):    -38.87%    # of Losing Months:                     80

**Most new investors will invest in Class B Units, which carry an additional 0.80% in fees and expenses.

MARKETS TRADED AS OF DECEMBER 31, 2003

[GRAPHIC OMITTED]

Market Sectors at the left represent over 80 individual markets traded in over 13 countries. Some of these markets are noted below:

INTEREST RATES          AGS/SOFTS
US Bonds & Notes       Grains
European Bonds          Meats
Pacific Rim Bonds       Cotton
CURRENCIES              Coffee
US Dollar               Sugar
Euro                    Orange Juice
British Pound           Cocoa
Yen                     ENERGY
Australian Dollar       Crude Oil
Mexican Peso            Heating Oil
STOCK INDICES           Natural Gas
US                      Unleaded Gas
European                METALS
Pacific Rim             Gold
                        Silver
                        Nickel
                        Copper

INVESTMENT HIGHLIGHTS:

MINIMUM INVESTMENT: $10,000 Individual/$5,000 ERISA or qualified plans, additional minimum investment $2,000

GENERAL PARTNER:  Dearborn Capital Management, LLC

PORTFOLIO MANAGERS: Rabar Market Research, EMC Capital Management, Eckhardt Trading Company and Graham Capital Management.

REDEMPTIONS: Units are redeemable monthly with a redemption fee applicable for the first 12 months of investment.

SUITABILITY: Varies from state to state but at least a minimum of $45,000 annual income and a net worth of $45,000 exclusive of home, auto and furnishings or $150,000 net worth. Check Prospectus for individual state suitability. No investor should invest more than 10% of his or her net worth. Please check with your Firm's Administrative Department as firm requirements may also vary.

             ALL PERFORMANCE REPORTED IS NET OF FEES AND EXPENSES
 PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. FUTURES TRADING INVOLVES
           A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS
              THIS DOES NOT CONSTITUTE AN OFFER OF ANY SECURITY FOR
                       SALE, OFFERING BY PROSPECTUS ONLY.

   THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH THE PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE
  OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF THE PROSPECTUS MUST BE
             MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

                                                 (312) 756-4450 o (800) 217-7955
                                                            o FAX (312) 756-4452
Dearborn Capital Management, LLC             Performance Hotline: (866) 516-1574
550 West Jackson Blvd,                         website: www.dearborncapital.com
Suite 1300, Chicago, IL 60661                  e-mail: funds@dearborncapital.com